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                                                                    EXHIBIT 23.7

                        CONSENT OF MICHAEL S. PATTERSON

         The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption, "DESCRIPTION OF TRANSACTION - Interests of Certain Persons in the Merger," in the Joint Proxy Statement-Prospectus, which is part of this Registration Statement on Form S-4.

                                                     ---------------------------
                                                     /s/ Michael S. Patterson
                                                     --------------------
Raleign, North Carolina
December 6, 1999